CROSSINGBRIDGE RESPONSIBLE CREDIT FUND Trading Symbol: Institutional Class Shares: (CBRDX) Summary Prospectus January 28, 2025 www.crossingbridgefunds.com
Before you invest, you may want to review the CrossingBridge Responsible Credit Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at http://www.crossingbridgefunds.com/responsible-credit-fund. You may also obtain this information at no cost by calling 888-898-2780 or by sending an email to contact-us@crossingbridge.com. The Fund’s Prospectus and Statement of Additional Information, both dated January 28, 2025, are incorporated by reference into this summary prospectus.
Investment Objective
The Fund seeks high current income and capital appreciation consistent with the preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Shareholder Servicing Plan Fees(1)	0.10%
Other Expenses(2)	0.76%
Total Annual Fund Operating Expenses(2)	1.51%
Less: Fee Waiver and/or Expense Reimbursement	-0.60%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(3)	0.91%
(1)The Trust’s Board of Trustees (the “Board of Trustees”) has authorized a shareholder servicing plan fee up to 0.15% of the Fund’s average daily net assets. Currently, the shareholder servicing plan fee being charged is 0.10% of the Fund’s

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average daily net assets; however, the fee may be increased to 0.15% of the Fund’s average daily net assets at any time.
(2)Other Expenses include acquired fund fees and expenses (“AFFE”), which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds. Please note that the amount of Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown in the above table will differ from the Ratio of Expenses to Average Net Assets figures found within the “Financial Highlights” section of the Prospectus, which reflects the direct operating expenses of the Fund and does not include indirect expenses, such as AFFE.
(3)Pursuant to an operating expense limitation agreement between CrossingBridge Advisors, LLC (the “Adviser”), the Fund’s investment adviser, and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund) interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively “Excluded Expenses”)) do not exceed 0.80% of the Fund’s average annual net assets, through at least January 31, 2026. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may be greater than 0.80%. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed in the table above is reflected only through January 31, 2026. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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One Year	Three Years	Five Years	Ten Years
$93	$418	$767	$1,750
Portfolio Turnover
The Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 151.44% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in fixed income securities while actively managing interest rate and default risks. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities and other credit-related instruments that meet the Adviser’s responsible investing criteria.
Investment decisions for the Fund are made by the Adviser based on a bottom-up analysis of an issuer’s business model, quantitative and qualitative factors, as well as the Adviser’s “responsible investing criteria” (i.e., specific exclusionary and inclusionary criteria based on environmental, social and governance (“ESG”) standards). The Adviser utilizes a proprietary matrix to measure an issuer’s ESG engagement. The Adviser’s proprietary matrix sets a minimum threshold level that must be achieved for an issuer’s securities or other instruments to satisfy the Fund’s responsible investing criteria. The Adviser sources information relating to its responsible investing criteria from publicly-available resources such as financial filings, presentations, news articles, and management discussions. The Adviser monitors an issuer’s conformity to its responsible investing criteria and each holding will be formally reviewed by the Adviser at least annually.
The Adviser believes that ESG industry standards will evolve over time, and such standards will continue to enhance the Adviser’s ability to identify and measure behaviors. The Adviser believes that certain products and business practices of an issuer may be detrimental and incompatible with mainstream views of responsible investing. Therefore, certain exclusionary criteria are applied by the Adviser as a first step in determining an individual investment’s suitability for the Fund. Issuers whose business is primarily engaged in one of the following activities will be excluded from the Fund:
•Weapons;
•Tobacco;
•Alcohol and Marijuana (for Recreational Purposes);
•Gambling;

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•Pornography/Adult Entertainment;
•Certain Fossil Fuels (including Coal Mining and Fracking Exploration);
•Nuclear Fission (typically Power Plants);
•International Norms Violations; and
•Corporations or Sovereign Entities not adhering to the United Nations Global Compact Principles and the Organization for Economic Co-operation and Development (OECD) Guidelines for Multi-National Enterprises.
The Adviser considers any issuer whose business generates 10% or more of its revenues from one of the activities noted above to be “primarily engaged” in such activities and subject to exclusion. The Adviser may expand the list of exclusionary activities from time to time. The Adviser applies its exclusionary criteria to any investment considered for inclusion in the Fund’s portfolio.
The Adviser believes that applying an exclusionary screen to issuers that are non-conforming to its ESG standards is an important first step, but believes it is also important to integrate those issuers that have a positive ESG impact or ESG mindfulness that meet the Adviser’s inclusionary criteria described in the objectives below. The Adviser believes that responsible issuers can reward shareholders while being mindful of their ESG impact. As a responsible investor, the Adviser seeks to invest with issuers providing positive leadership in the pursuit of the following objectives:
Environmental Objectives:
•Reduce the negative operational impact and practices on the environment;
•Reduce the use of scarce resources;
•Reduce carbon emissions; and
•Pursue resource efficiency, sustainability, and innovation.
Social Objectives:
•Treat all constituencies in a proper and ethical manner;
•Address all constituencies in a fair and equitable manner;
•Promote health and well-being for all constituencies;
•Protect sensitive data for all constituencies;
•Market products in a sincere and factual approach;
•Provide employees with development and opportunity in an appropriate workplace; and
•Recognize barriers of underrepresented groups by supporting diversity and inclusion.

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Governance Objectives:

•Independent members of an issuers Board that provide checks and balances;
•Diversification of backgrounds, skills, and philosophy among an issuers Board or executive officers;
•Promote transparency and communication;
•Exercise and supports law abidingness externally and from within;
•Develop programs to measure and improve environmental impact and social practices;
•Respect lenders rights and value similarly to shareholders; and
•Advocate ethical standards in operations and dealings with customers, employees, regulators, business partners and the greater community.
At least 80% of the Fund’s assets will be comprised of investments of issuers satisfying the Adviser’s minimum threshold for the inclusionary criteria. The Adviser deems governmental securities of G7 countries (Canada, France, Germany, Italy, Japan, the United Kingdom and the United States) to be of the highest ESG quality. Governmental securities of non-G7 countries will be evaluated by the Adviser on a case-by-case basis for inclusion in the Fund’s investment portfolio.
The Fund defines fixed income securities to include: bills, notes, bonds, debentures, convertible bonds, loan participations, mortgage- and asset-backed securities, Rule 144A fixed income securities, zero coupon securities, syndicated loan assignments, sovereign debt and other evidence of indebtedness issued by U.S. or foreign corporations, governments, government agencies or government instrumentalities, including floating-rate securities, commercial paper, preferred stock and fixed income-like equities. Convertible bonds, preferred stocks, and fixed income-like equities (e.g. special purpose acquisition companies (“SPACs”)) provide interest income and/or the potential for capital appreciation while having an effective maturity. Floating-rate securities provide interest income that can increase or decrease with interest rates. The Fund invests in individual fixed income securities without restriction as to issuer credit quality, capitalization or security maturity. The Fund may invest up to 100% of its assets in lower-quality fixed income securities — commonly known as “high yield” or “junk” bonds. Junk bonds are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”). The Fund may invest in junk bonds that are in default, subject to bankruptcy or reorganization. High yield bonds have a higher expected rate of default than higher quality bonds.
The Adviser seeks to manage duration, currency, and default risks. Although the Adviser will take macro factors into consideration, the portfolio duration is primarily driven by bottom-up investment opportunities. Under normal market conditions, the Adviser will generally pursue a portfolio duration of 2.0 to 4.0. Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of

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2.0 would be expected to decrease in price 2% for every 1% rise in interest rates (the inverse is true as well).
The Adviser manages default risk by selecting securities of issuers that it believes will pay interest and principal regardless of their credit rating, based upon the Adviser’s credit analysis of each issuer. The Adviser may also select securities that are in default, subject to bankruptcy or reorganization where the Adviser believes the risks to be consistent with capital preservation, based on the Adviser’s analysis of an issuer’s liquidation value or post-bankruptcy or post-reorganization value.
The Adviser manages foreign currency risk by investing primarily in securities denominated in U.S. dollars, such as Yankee bonds. If the Fund were to invest in foreign currency denominated securities, the Fund restricts such activity to less than 35% of the Fund’s total assets. When deemed appropriate, the Adviser may hedge the foreign currency exposure typically, and primarily, with forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties.
The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund may invest in fewer securities at any one time than a diversified fund. However, the adviser manages the impact of the risk of each investment by a considered analysis of appropriate sizing and portfolio diversification.
The Fund may engage in active trading of its portfolio, resulting in a high turnover rate.
There is no assurance that the Fund will achieve its investment objective.
Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund are:
Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risk of prepayment. These types of securities may also decline in value because of mortgage foreclosures or defaults on the underlying obligations. Asset-backed and mortgage-backed securities are also subject to extension risk, the risk that rising interest rates could cause prepayments to decrease, extending the life of asset-backed and mortgage-backed securities with lower payment rates.
Bank Loans Risk. The Fund’s investments in secured and unsecured assignments and/or participations in bank loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund

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will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. The Fund, therefore, may be forced to sell other assets at a loss to pay redemption proceeds. A significant portion of bank loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached. The Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans. The secondary market for bank loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle. The Fund may hold cash, sell investments or temporarily borrow from banks to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders. U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.
Below Investment Grade Securities Risks (commonly referred to as “junk” bonds). The Fund may invest up to 100% of its assets in fixed income instruments that are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating organizations (“NRSROs”) and accordingly involve great risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

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Convertible Securities Risk. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.
Corporate Events Risk. Corporate events risk is the risk that a corporate transaction or opportunity will not occur, or a natural disaster or regulatory change will cause an abrupt downgrade in a corporate bond which may lower the Fund’s performance.
Credit-Related Instruments Risk. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund. Interest rates have risen from historically low levels, and may rise further. A credit rating assigned to a particular debt security is essentially the opinion of an NRSRO as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time, particularly during periods of market turmoil, and may also make these securities difficult to value.
Credit Risk. Debt portfolios are subject to credit risk. Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.
Cybersecurity Risk. With the widespread use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Distressed Securities Risk. The Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually

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high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Fund’s original investment. Under such circumstances, the returns generated from the Fund’s investments in distressed securities may not adequately compensate for the risks assumed. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which the Fund invests may be less than investment grade.
Equity Securities Risk. The Fund may invest in income producing equity securities. Although investments in income producing equity securities are considered safer than equity securities in general, and equities historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests.
ESG Investment Risk. The Fund’s focus on sustainability considerations (ESG criteria) may limit the number of investment opportunities available to the Fund, and as a result, at times, the Fund may underperform funds that are not subject to similar investment considerations.
Fixed Income Securities Market Risk. Difficult conditions in the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for fixed income securities. Liquidity relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. To the extent that the market for fixed income securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.
In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, coupled with extraordinary levels of Fund shareholder redemption requests, the Fund may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy redemption requests in accordance with the Fund’s borrowing policy or postponing payment of redemption requests for up to seven days or longer, as permitted by applicable law, or other extraordinary measures. In addition, if the Fund needed to sell large blocks of investments to meet shareholder

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redemption requests or to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.
In 2022 and 2023, the Federal Reserve increased interest rates in an effort to combat inflation which has resulted in periods of volatility. Additional interest rate changes may have adverse effects on investment, volatility and liquidity in the market for fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.
Fixed Income Securities Risk. The Fund invests a significant portion of its assets in fixed income securities. Fixed income securities are subject to credit risk and market risk, including interest rate risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.
Floating Rate Risk. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the Fund earns on its floating rate investments.
Foreign Investments Risk. Investments in fixed income securities and instruments that are linked to fixed income securities (collectively, “Credit-Related Instruments”) of foreign issuers involve certain risks not generally associated with investments in the securities of U.S. issuers, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Income earned on foreign investments may be subject to foreign withholding taxes.
Forward Currency Contracts Risk. The Fund may enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline

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in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.
General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises). Securities issued by agencies and instrumentalities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing entity.
High Portfolio Turnover Rate Risk. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
Interest Rate Risk. The prices of securities in general and fixed income securities in particular tend to be sensitive to interest rate fluctuations. Increases in interest rates can result in significant declines in the prices of fixed income securities. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The negative impact on fixed income securities generally from rate increases, regardless of the cause, could be swift and significant, which could result in losses by the Fund, even if anticipated by the Adviser.
Liquidity Risk. Certain investments and markets can become illiquid at times and negatively impact the price of an investment if the Fund were to sell during times of illiquidity.
Management Risk. Investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in the obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s net asset value (“NAV”) and may make the Fund more volatile than more diversified funds.
Preferred Stock Risk. Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer, and participation in the growth of an issuer may be limited.

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Prepayment Risk. The risk that the issuer of a debt security repays all or a portion of the principal prior to the security’s maturity therefore resulting in lower yields to shareholders of the Fund. The Fund may be unable to re-invest the proceeds in an investment with as great a yield.
Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and armed conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy, or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
SPACs Risk. The Fund invests in equity securities of SPACs, which raise assets to seek potential business combination opportunities. Unless and until a business combination is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking a business combination, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable business combination. There is no guarantee that the SPACs in which the Fund invests will complete a business combination or that any business combination that is completed will be profitable. The market perception of a SPAC’s ability to complete a business combination could materially impact the market value of the SPAC’s securities. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from

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public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. Some SPACs may pursue a business combination only within certain industries or regions, which may increase the volatility of their prices.
Trade Versus Settlement Risk. The Fund may invest in securities that have varied settlement terms and dates. The longer the amount of time between trade date and settlement date the greater the risk that settlement will occur on a timely basis.
Yankee Bond Risk. Yankee bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income annually, notwithstanding that cash may not be received currently. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.
Performance
The bar chart demonstrates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance, as well as three additional indices provided to show perspective on the market for fixed income securities. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.crossingbridgefunds.com or by calling the Fund toll-free at 888-898-2780.
Calendar Year Returns as of December 31
During the period shown in the bar chart, the best performance for a quarter was 2.89% (for the quarter ended September 30, 2023) and the worst performance was -1.62% (for the quarter ended June 30, 2022).

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Average Annual Total Returns (for the periods ended December 31, 2024)
Institutional Class Shares	One Year	Since Inception (June 30, 2021)
Return Before Taxes	7.28%	5.18%
Return After Taxes on Distributions	3.66%	2.19%
Return After Taxes on Distributions and Sale of Fund Shares	4.26%	2.68%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-2.05%
ICE BofA U.S. High Yield Total Return Index (reflects no deduction for fees, expenses, or taxes)	8.20%	2.95%
ICE BofA U.S. Corporate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.76%	-1.66%
ICE BofA 3-7 Year U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	1.94%	-1.26%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRA”).
In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.
Management
Investment Adviser. CrossingBridge Advisors, LLC, located at 427 Bedford Road, Suite 220, Pleasantville, New York, 10570, is the Fund’s investment adviser.
Portfolio Managers. David K. Sherman, Chief Investment Officer (“CIO”) of the Adviser, has served as a Portfolio Manager of the Fund since its inception in 2021. T. Kirk Whitney, CFA®, Portfolio Manager of the Adviser, has served as a Portfolio Manager of the Fund since 2025. Previously, Mr. Whitney served as the Assistant Portfolio Manager of the Fund since its inception in 2021. Spencer Rolfe, Portfolio Manager of the Adviser, has served as a Portfolio Manager of the Fund since January 2025.
Purchase and Sale of Fund Shares
You may conduct transactions (share purchases or redemptions) via written request by mail (CrossingBridge Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, or by contacting the Funds by telephone at 888-898-2780, on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase or redeem Fund shares through a financial

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intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Institutional Class
Minimum Initial Investment – All Accounts	$0 for certain institutional investors as described under “Minimum Investment Amounts”; $5,000 for all other investors
Minimum Subsequent Investment	None
Automatic Investment Plan	$100
Tax Information
Each Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over other investments. Ask your salesperson or visit your financial intermediary’s website for more information.

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